                                 Exhibit 99.3

                SIX-YEAR FINANCIAL SUMMARY AND SELECTED RATIOS

                 (Dollars in thousands, except per share data)



                                              As of / For the Years Ended December 31,
                                           -----------------------------------------------
                                                 1997            1996            1995
                                           --------------- --------------- ---------------
Summary of Operations
 Interest income .........................   $ 2,229,621     $ 2,029,703     $ 1,957,182
 Interest expense ........................     1,092,628         987,799         997,105
                                             -----------     -----------     -----------
 Net interest income .....................     1,136,993       1,041,904         960,077
 Provision for loan and lease losses .....        97,526          62,246          42,378
                                             -----------     -----------     -----------
 Net interest income after provision
   for loan and lease losses .............     1,039,467         979,658         917,699
 Noninterest income ......................       455,901         339,489         255,279
 Noninterest expense .....................       954,831         814,710         818,318
                                             -----------     -----------     -----------
 Income before income taxes ..............       540,537         504,437         354,660
 Provision for income taxes ..............       186,087         165,648         118,244
                                             -----------     -----------     -----------
 Income before cumulative effect of
   changes in accounting principles ......       354,450         338,789         236,416
   Less: cumulative effect of
    changes in accounting
    principles, net of income taxes.......            --              --              --
                                             -----------     -----------     -----------
 Net income ..............................   $   354,450     $   338,789     $   236,416
                                             ===========     ===========     ===========
Per Common Share
 Average shares outstanding (000's):
   Basic .................................       141,062         141,550         141,829
   Diluted ...............................       143,798         144,561         147,871
 Basic earnings:
   Income before cumulative effect .......   $     2.51      $     2.39      $     1.63
   Less: cumulative effect ...............            --              --              --
                                             -----------     -----------     -----------
    Net income ...........................   $     2.51      $     2.39      $     1.63
                                             ===========     ===========     ===========
 Diluted earnings:
   Income before cumulative effect .......   $     2.46      $     2.34      $     1.60
   Less: cumulative effect ...............            --              --              --
                                             -----------     -----------     -----------
    Net income ...........................   $     2.46      $     2.34      $     1.60
                                             ===========     ===========     ===========
 Cash dividends declared .................   $     1.16      $     1.00      $     0.86
 Shareholders' equity ....................        16.93           15.58           14.81
Average Balance Sheets
 Securities, at carrying value ...........   $ 7,124,652     $ 6,802,133     $ 6,803,072
 Loans and leases * ......................    19,308,577      17,538,038      16,736,054
 Other assets ............................     1,956,015       1,725,086       1,741,841
                                             -----------     -----------     -----------
   Total assets ..........................   $28,389,244     $26,065,257     $25,280,967
                                             ===========     ===========     ===========
 Deposits ................................   $20,051,207     $19,280,809     $18,289,320
 Other liabilities .......................     3,140,862       2,619,616       3,637,143
 Long-term debt ..........................     2,925,628       2,027,683       1,303,992
 Common shareholders' equity .............     2,271,547       2,121,990       1,978,167
 Preferred shareholders' equity ..........            --          15,159          72,345
                                             -----------     -----------     -----------
    Total liabilities and
     shareholders' equity ................   $28,389,244     $26,065,257     $25,280,967
                                             ===========     ===========     ===========
Period End Balances
 Total assets ............................   $30,642,799     $27,127,408     $25,768,277
 Deposits ................................    20,948,177      19,735,662      18,928,847
 Long-term debt ..........................     3,575,517       2,320,978       1,542,064
 Shareholders' equity ....................     2,399,827       2,222,505       2,186,053
Selected Performance Ratios
 Rate of return on:
   Average total assets ..................          1.25%           1.30%           0.94%
   Average common shareholders'
    equity ...............................        15.60           15.94           11.69
 Dividend payout .........................        46.22           41.84           52.76
 Average equity to average assets ........         8.00            8.20            8.11



                                              As of / For the Years Ended December 31,
                                           -----------------------------------------------   Compound
                                                 1994            1993            1992       Growth Rate
                                           --------------- --------------- --------------- ------------
Summary of Operations
 Interest income .........................   $ 1,643,532     $ 1,480,194     $ 1,493,047        8.4%
 Interest expense ........................       713,990         622,740         721,889        8.6
                                             -----------     -----------     -----------
 Net interest income .....................       929,542         857,454         771,158        8.1
 Provision for loan and lease losses .....        25,161          60,544          76,924        4.9
                                             -----------     -----------     -----------
 Net interest income after provision
   for loan and lease losses .............       904,381         796,910         694,234        8.4
 Noninterest income ......................       269,939         267,699         232,779       14.4
 Noninterest expense .....................       742,519         803,108         641,273        8.3
                                             -----------     -----------     -----------
 Income before income taxes ..............       431,801         261,501         285,740       13.6
 Provision for income taxes ..............       150,010          97,328         100,575       13.1
                                             -----------     -----------     -----------
 Income before cumulative effect of
   changes in accounting principles ......       281,791         164,173         185,165       13.9
   Less: cumulative effect of
    changes in accounting
    principles, net of income taxes.......            --         (32,629)             --        NM
                                             -----------     -----------     -----------
 Net income ..............................   $   281,791     $   131,544     $   185,165       13.9
                                             ===========     ===========     ===========
Per Common Share
 Average shares outstanding (000's):
   Basic .................................       139,972         134,911         127,856        2.0
   Diluted ...............................       146,199         141,748         136,504        1.0
 Basic earnings:
   Income before cumulative effect .......   $     1.98      $     1.18      $     1.41        12.2
   Less: cumulative effect ...............            --           (0.24)             --        NM
                                             -----------     -----------     -----------
    Net income ...........................   $     1.98      $     0.94      $     1.41        12.2
                                             ===========     ===========     ===========
 Diluted earnings:
   Income before cumulative effect .......   $     1.93      $     1.16      $     1.36        12.7
   Less: cumulative effect ...............            --           (0.23)             --        NM
                                             -----------     -----------     -----------
    Net income ...........................   $     1.93      $     0.93      $     1.36        12.7
                                             ===========     ===========     ===========
 Cash dividends declared .................   $     0.74      $     0.64      $     0.50        18.3
 Shareholders' equity ....................        13.26           11.86           11.70         7.7
Average Balance Sheets
 Securities, at carrying value ...........   $ 6,468,094     $ 5,686,306     $ 4,909,543        7.7
 Loans and leases * ......................    15,089,645      13,562,910      12,411,605        9.2
 Other assets ............................     1,775,937       1,689,903       1,632,285        3.7
                                             -----------     -----------     -----------
   Total assets ..........................   $23,333,676     $20,939,119     $18,953,433        8.4
                                             ===========     ===========     ===========
 Deposits ................................   $17,888,784     $16,777,490     $15,683,646        5.0
 Other liabilities .......................     2,759,767       1,745,317       1,606,184       14.4
 Long-term debt ..........................       870,697         733,047         199,734       71.1
 Common shareholders' equity .............     1,740,285       1,609,122       1,398,064       10.2
 Preferred shareholders' equity ..........        74,143          74,143          65,805        NM
                                             -----------     -----------     -----------
    Total liabilities and
     shareholders' equity ................   $23,333,676     $20,939,119     $18,953,433        8.4
                                             ===========     ===========     ===========
Period End Balances
 Total assets ............................   $24,494,732     $23,043,669     $19,671,324        9.3
 Deposits ................................    18,046,347      18,123,340      16,196,214        5.3
 Long-term debt ..........................     1,095,781       1,010,168         490,770       48.8
 Shareholders' equity ....................     1,952,399       1,734,386       1,554,426        9.1
Selected Performance Ratios
 Rate of return on:
   Average total assets ..................          1.21%           0.63%           0.98%
   Average common shareholders'
    equity ...............................        15.89            7.85           12.92
 Dividend payout .........................        37.37           68.09           35.46
 Average equity to average assets ........         7.78            8.04            7.72

---------
     * Loans and leases are net of unearned income and the allowance for losses. Amounts include loans held for sale.
NM -- Not meaningful.

                                    Table 1

                Selected Financial Data of Banking Subsidiaries
         As of / For the Years Ended December 31, 1997, 1996 and 1995



                                                   BB&T-NC                                     BB&T-SC
                                 -------------------------------------------- -----------------------------------------
                                      1997           1996           1995           1997          1996          1995
                                 -------------- -------------- -------------- ------------- ------------- -------------
                                                                 (Dollars in thousands)
Total assets ...................  $22,530,009    $20,652,519    $19,654,218    $4,364,982    $4,213,458    $4,179,955
Securities .....................    5,392,894      4,962,941      4,970,762     1,020,554     1,034,385     1,055,622
Loans and leases, net of
 unearned income* ..............   15,402,775     14,149,983     13,213,131     3,052,755     2,901,930     2,928,298
Deposits .......................   15,931,795     15,683,080     14,856,949     3,401,236     3,336,711     3,255,945
Shareholder's equity ...........    1,771,589      1,601,950      1,380,924       374,871       399,965       385,481
Net interest income ............      842,745        773,019        710,338       184,341       173,235       166,764
Provision for loan and lease
 losses ........................       53,533         44,675         31,264        14,109         8,405         5,518
Noninterest income .............      436,607        333,119        238,050        70,916        57,729        58,199
Noninterest expense ............      809,599        689,969        659,681       135,018       134,200       119,931
Net income .....................      278,536        250,956        172,970        68,024        56,489        62,319



                                               BB&T-VA                                 Life                     Fidelity**
                                 ----------------------------------- ----------------------------------------- ------------
                                     1997        1996        1995         1997          1996          1995         1997
                                 ----------- ----------- ----------- ------------- ------------- ------------- ------------
                                                                   (Dollars in thousands)
Total assets ...................  $785,870    $790,955    $737,462    $1,462,469    $1,418,659    $1,097,962     $356,226
Securities .....................   132,596     147,019     154,358       702,817       736,752       585,185       28,639
Loans and leases, net of
 unearned income* ..............   590,306     550,218     505,767       649,777       630,463       474,984      275,640
Deposits .......................   679,252     690,318     669,000       736,552       732,467       607,795      255,475
Shareholder's equity ...........    73,922      67,039      60,734       143,942       127,845       118,040       64,758
Net interest income ............    36,670      35,144      31,231         8,666         8,678         6,427       10,960
Provision for loan and lease
 losses ........................     2,033       2,550       1,910           579            34            88          605
Noninterest income .............    12,546      10,296       4,650         1,296         1,515           (67)       1,230
Noninterest expense ............    30,523      24,839      25,965         5,850         5,290         4,344        8,322
Net income .....................    10,973      11,791       4,853         2,669         2,751         1,362        1,278



                                   Virginia
                                   First**
                                 -----------
                                     1997
                                 -----------
                                 (Dollars in
                                  thousands)
Total assets ...................  $925,279
Securities .....................    23,329
Loans and leases, net of
 unearned income* ..............   771,928
Deposits .......................   662,594
Shareholder's equity ...........   152,626
Net interest income ............     2,826
Provision for loan and lease
 losses ........................       183
Noninterest income .............     1,077
Noninterest expense ............     2,654
Net income .....................       468

* Includes loans held for sale.

** Fidelity Federal Savings Bank was acquired on March 1, 1997 and Virginia
   First Savings Bank was acquired on December 1, 1997. These acquisitions were accounted for as purchases and consequently the amounts above reflect the acquired institutions only since the dates of acquisition.

                                    Table 2

                   Composition of Loan and Lease Portfolio *



                                                                          December 31,
                                              ---------------------------------------------------------------------
                                                   1997          1996          1995          1994          1993
                                              ------------- ------------- ------------- ------------- -------------
                                                                     (Dollars in thousands)
Loans:
 Commercial, financial and agricultural .....  $ 3,012,613   $ 2,715,363   $ 2,395,084   $ 2,941,109   $ 2,303,554
 Real estate -- construction and land
   development ..............................    2,154,094     1,552,561     1,185,128       898,790       871,346
 Real estate -- mortgage ....................   11,956,390    10,641,833    10,611,912     9,593,805     8,755,685
 Consumer ...................................    2,745,706     2,827,214     2,542,290     2,435,694     2,247,933
                                               -----------   -----------   -----------   -----------   -----------
   Loans held for investment ................   19,868,803    17,736,971    16,734,414    15,869,398    14,178,518
   Loans held for sale ......................      509,141       228,333       261,364       141,676       707,973
                                               -----------   -----------   -----------   -----------   -----------
    Total loans .............................   20,377,944    17,965,304    16,995,778    16,011,074    14,886,491
Leases ......................................      788,462       576,991       376,152       304,544       225,312
                                               -----------   -----------   -----------   -----------   -----------
   Total loans and leases ...................  $21,166,406   $18,542,295   $17,371,930   $16,315,618   $15,111,803
                                               ===========   ===========   ===========   ===========   ===========

---------
*  Balances are gross of unearned income.

                                    Table 3

              Selected Loan Maturities and Interest Sensitivity *



                                                      December 31, 1997
                                         -------------------------------------------
                                           Commercial,
                                            Financial
                                               and       Real Estate:
                                          Agricultural   Construction      Total
                                         -------------- -------------- -------------
                                                   (Dollars in thousands)
Fixed rate:
 1 year or less (2) ....................   $  216,859     $  323,954    $  540,813
 1-5 years .............................      419,260        159,560       578,820
 After 5 years .........................       86,743             --        86,743
                                           ----------     ----------    ----------
   Total ...............................      722,862        483,514     1,206,376
                                           ----------     ----------    ----------
Variable rate:
 1 year or less (2) ....................    1,121,642      1,105,207     2,226,849
 1-5 years .............................    1,030,079        565,373     1,595,452
 After 5 years .........................      138,030             --       138,030
                                           ----------     ----------    ----------
   Total ...............................    2,289,751      1,670,580     3,960,331
                                           ----------     ----------    ----------
    Total loans and leases (1) .........   $3,012,613     $2,154,094    $5,166,707
                                           ==========     ==========    ==========

---------
* Balances are gross of unearned income.

     Scheduled repayments are reported in the maturity category in which the payment is due. Determinations of maturities are based upon contract terms. BB&T's credit policy does not permit automatic renewals of loans. At the scheduled maturity date (including balloon payment date), the customer must request a new loan to replace the matured loan and execute a new note with rate, terms and conditions renegociated at that time.




                                                                                (Dollars in thousands)
                                                                               -----------------------
      (1) The table excludes:
         (i)   consumer loans to individuals for household, family and other
               personal expenditures                                                 $ 2,745,706
         (ii)  real estate mortgage loans                                             11,956,390
         (iii) loans held for sale                                                       509,141
         (iv)  leases                                                                    788,462
                                                                                     -----------
                                                                                     $15,999,699
                                                                                     ===========
      (2) Includes loans due on demand.

                                    Table 4

         Allocation of Allowance for Loan and Lease Losses by Category



                                               December 31,
                                -------------------------------------------
                                        1997                  1996
                                --------------------- ---------------------
                                             % Loans               % Loans
                                             in each               in each
                                  Amount    category    Amount    category
                                ---------- ---------- ---------- ----------
                                          (Dollars in thousands)
Balance at end of
 period applicable to:
Commercial, financial
 and agricultural .............  $ 30,295       14%    $ 31,543       16%
Real estate:
 Construction and
   land development ...........    19,278       10       15,260        8
 Mortgage .....................    93,638       59      100,434       58
                                 --------       --     --------       --
 Real estate -- total .........   112,916       69      115,694       66
                                 --------       --     --------       --
Consumer ......................    79,867       13       54,430       15
Leases ........................     8,262        4        3,833        3
Unallocated ...................    44,064       --       34,226       --
                                 --------       --     --------       --
 Total ........................  $275,404      100%    $239,726      100%
                                 ========      ===     ========      ===



                                                          December 31,
                                ----------------------------------------------------------------
                                        1995                  1994                  1993
                                --------------------- --------------------- --------------------
                                             % Loans               % Loans              % Loans
                                             in each               in each              in each
                                  Amount    category    Amount    category    Amount    category
                                ---------- ---------- ---------- ---------- ---------- ---------
                                                     (Dollars in thousands)
Balance at end of
 period applicable to:
Commercial, financial
 and agricultural .............  $ 33,026       14%    $ 41,174       18%    $ 49,240      15%
Real estate:
 Construction and
   land development ...........    16,769        7       13,802        6       15,235       6
 Mortgage .....................    98,043       62       84,983       59       86,181      63
                                 --------       --     --------       --     --------      --
 Real estate -- total .........   114,812       69       98,785       65      101,416      69
                                 --------       --     --------       --     --------      --
Consumer ......................    38,746       15       34,404       15       31,945      15
Leases ........................     3,513        2          925        2        1,237       1
Unallocated ...................    33,393       --       44,614       --       32,142      --
                                 --------       --     --------       --     --------      --
 Total ........................  $223,490      100%    $219,902      100%    $215,980     100%
                                 ========      ===     ========      ===     ========     ===

                                    Table 5

              Composition of Allowance for Loan and Lease Losses



                                                                                 December 31,
                                                -------------------------------------------------------------------------------
                                                      1997            1996            1995            1994            1993
                                                --------------- --------------- --------------- --------------- ---------------
                                                                            (Dollars in thousands)
Balance, beginning of period ..................   $   239,726     $   223,490     $   219,902     $   215,980     $   179,484
                                                  -----------     -----------     -----------     -----------     -----------
 Charge-offs:
   Commercial, financial and agricultural .....       (16,013)        (10,178)        (11,180)        (11,888)        (24,999)
   Real estate ................................       (14,068)        (11,720)        (12,336)         (9,700)        (11,962)
   Consumer ...................................       (66,695)        (47,836)        (29,722)        (16,664)        (16,677)
   Lease receivables ..........................          (671)           (768)           (614)           (647)           (771)
                                                  -----------     -----------     -----------     -----------     -----------
    Total charge-offs .........................       (97,447)        (70,502)        (53,852)        (38,899)        (54,409)
                                                  -----------     -----------     -----------     -----------     -----------
 Recoveries:
   Commercial, financial and agricultural .....         5,664           6,722           5,460           7,498           6,285
   Real estate ................................         4,931           6,232           3,737           3,643           3,612
   Consumer ...................................         7,259           6,217           5,470           5,105           4,377
   Lease receivables ..........................           232             136             395             295             149
                                                  -----------     -----------     -----------     -----------     -----------
    Total recoveries ..........................        18,086          19,307          15,062          16,541          14,423
                                                  -----------     -----------     -----------     -----------     -----------
 Net charge-offs ..............................       (79,361)        (51,195)        (38,790)        (22,358)        (39,986)
                                                  -----------     -----------     -----------     -----------     -----------
   Provision charged to expense ...............        97,526          62,246          42,378          25,161          60,544
                                                  -----------     -----------     -----------     -----------     -----------
   Allowance of loans acquired in purchase
    transactions ..............................        17,513           5,185              --           1,119          15,938
                                                  -----------     -----------     -----------     -----------     -----------
Balance, end of period ........................   $   275,404     $   239,726     $   223,490     $   219,902     $   215,980
                                                  ===========     ===========     ===========     ===========     ===========
Average loans and leases * ....................   $19,567,114     $17,765,208     $16,956,554     $15,297,500     $13,751,417
Net charge-offs as a percentage of average
 loans and leases .............................           .41%            .29%            .23%            .15%            .29%
                                                  ===========     ===========     ===========     ===========     ===========

---------
*  Loans and leases are net of unearned income and include loans held for sale.

                                    Table 6

                      Composition of Securities Portfolio



                                                                          December 31,
                                                             --------------------------------------
                                                                 1997         1996         1995
                                                             ------------ ------------ ------------
                                                                     (Dollars in thousands)
Trading Securities (at estimated fair value) ...............  $   67,878   $       --   $       --
                                                              ----------   ----------   ----------
Securities held to maturity (at amortized cost):
   U.S. Treasury, government and agency obligations ........      14,952        6,283       41,570
   States and political subdivisions .......................     132,847      164,525      205,168
   Mortgage-backed securities ..............................          --      140,974      173,110
   Other securities ........................................          --           --           77
                                                              ----------   ----------   ----------
 Total securities held to maturity .........................     147,799      311,782      419,925
                                                              ----------   ----------   ----------
Securities available for sale (at estimated fair value):
   U.S. Treasury, government and agency obligations ........   4,342,651    3,984,781    4,811,172
   States and political subdivisions .......................      37,141       23,977       22,115
   Mortgage-backed securities ..............................   2,394,778    2,316,111    1,400,649
   Other securities ........................................     424,628      298,266      162,301
                                                              ----------   ----------   ----------
 Total securities available for sale .......................   7,199,198    6,623,135    6,396,237
                                                              ----------   ----------   ----------
Total securities ...........................................  $7,414,875   $6,934,917   $6,816,162
                                                              ==========   ==========   ==========

                                    Table 7

                        Time Deposits $100,000 and Over
                    Remaining Maturity at December 31, 1997



                                             (Dollars in
                                             thousands)
                                            ------------
      Less than three months ..............  $1,018,600
      Four through six months .............     568,939
      Seven through twelve months .........     514,233
      Over twelve months ..................     423,924
                                             ----------
        Total .............................  $2,525,696
                                             ==========

At December 31, 1997, the scheduled maturities of total time deposits were:




                                 (Dollars in
                                 thousands)
                               --------------
      1998 ...................  $ 8,943,871
      1999 ...................    1,585,707
      2000 ...................      361,957
      2001 ...................      102,466
      2002 ...................      151,686
      2003 and later .........       19,540
                                -----------
        Total ................  $11,165,227
                                ===========

                                    Table 8

                           Short-Term Borrowed Funds

     The following information summarizes certain pertinent information for the past three years on short-term borrowed funds:



                                                                   1997            1996            1995
                                                             --------------- --------------- ---------------
                                                                         (Dollars in thousands)
     Maximum outstanding at any month-end during the year ..   $ 3,276,177     $ 2,638,536     $ 4,103,219
     Average outstanding during the year ...................     2,773,824       2,287,710       3,298,396
     Average interest rate during the year .................          5.34%           5.31%           5.92%
     Average interest rate at end of year ..................          5.50            4.91            5.41

                                    Table 9

        Capital Adequacy for BB&T Corporation and Banking Subsidiaries



                                       Regulatory                BB&T-      BB&T-      BB&T-               Virginia
                                        Minimums      BB&T        NC         SC         VA      Fidelity    First      Life
                                      ------------ ---------- ---------- ---------- ---------- ---------- --------- ----------
 Risk-based capital ratios:
   Tier 1 capital (1) ...............      4.0%        10.3%      11.0%      12.2%      12.1%      12.3%     10.5%      22.1%
   Total risk-based capital (2) .....      8.0         14.0       12.3       13.4       13.3       13.3      11.8       22.4
 Tier 1 leverage ratio (3) ..........      3.0          7.2        7.6        8.5        9.4        7.9       7.3        9.2

---------
(1) Shareholders' equity less nonqualifying intangible assets; computed as a ratio of risk-weighted assets, as defined in the risk-based capital guidelines.

(2) Tier 1 capital plus qualifying loan loss allowance and subordinated debt; computed as a ratio of risk-weighted assets as defined in the risk-based capital guidelines.

(3) Tier 1 capital computed as a ratio of fourth quarter average assets less nonqualifying intangibles.

                                   Table 10

                      Composition of Average Total Assets



                                                                                                          % Change
                                                                                                    --------------------
                                                                                                     1997 v.    1996 v.
                                                       1997             1996             1995          1996      1995
                                                 ---------------- ---------------- ---------------- --------- ----------
                                                               (Dollars in thousands)
Securities * ...................................   $  7,102,225     $  6,711,665     $  6,701,270       5.8%       0.2%
Federal funds sold and other earning assets ....         60,042           91,469          154,827     (34.4)     (40.9)
Loans and leases, net of unearned income ** ....     19,567,114       17,765,208       16,956,554      10.1        4.8
                                                   ------------     ------------     ------------
Average earning assets .........................     26,729,381       24,568,342       23,812,651       8.8        3.2
Non-earning assets .............................      1,659,863        1,496,915        1,468,316      10.9        1.9
                                                   ------------     ------------     ------------
Average total assets ...........................   $ 28,389,244     $ 26,065,257     $ 25,280,967       8.9%       3.1%
                                                   ============     ============     ============     =====      =====
Average earning assets as a percentage
   of average total assets .....................           94.2%            94.3%            94.2%
                                                   ============     ============     ============

---------
* Based on amortized cost.

** Includes loans held for sale based on lower of amortized cost or market.
   Amounts are gross of the allowance for loan and lease losses.

                                   Table 11

                                  Securities



                                                                       December 31, 1997
                                                              -----------------------------------
                                                               Carrying Value   Average Yield (3)
                                                              ---------------- ------------------
                                                                    (Dollars in thousands)
    U.S. Treasury, government and agency obligations (1):
      Within one year .......................................    $  780,655            6.13%
      One to five years .....................................     3,551,316            6.77
      Five to ten years .....................................       392,880            7.08
      After ten years .......................................     2,027,530            7.19
                                                                 ----------           -----
       Total ................................................     6,752,381            6.84
                                                                 ----------           -----
    States and political subdivisions:
      Within one year .......................................        24,416            8.88
      One to five years .....................................       119,889            8.86
      Five to ten years .....................................        23,490            8.69
      After ten years .......................................         2,193           10.90
                                                                 ----------           -----
       Total ................................................       169,988            8.87
                                                                 ----------           -----
    Other securities:
      Within one year .......................................           191            5.03
      One to five years .....................................        20,347            6.79
      Five to ten years .....................................           134            7.90
      After ten years .......................................           269            6.96
                                                                 ----------           -----
       Total ................................................        20,941            6.78
                                                                 ----------           -----
    Securities with no stated maturity ......................       471,565            6.79
                                                                 ----------           -----
       Total securities (2) .................................    $7,414,875            6.88%
                                                                 ==========           =====

---------
(1) Included in U.S. Treasury, government and agency obligations are mortgage-backed securities totaling $2.4 billion classified as available for sale and disclosed at estimated fair value. These securities are included in each of the categories based upon final stated maturity dates. The original contractual lives of these securities range from five to 30 years; however, a more realistic average maturity would be substantially shorter because of the monthly return of principal on certain securities.

(2) Includes securities held to maturity of $147.8 million disclosed at amortized cost and securities available for sale and trading securities disclosed at estimated fair values of $7.2 billion and $67.9 million, respectively.

(3) Taxable equivalent basis as applied to amortized cost.

                                   Table 12
                                 Asset Quality



                                                                                  December 31,
                                                                     ---------------------------------------
                                                                          1997         1996         1995
                                                                     ------------- ------------ ------------
                                                                             (Dollars in thousands)
  Nonaccrual loans and leases* .....................................   $  98,891     $ 64,740     $ 70,369
  Restructured loans ...............................................       1,377        2,464        4,525
  Foreclosed property ..............................................      34,923       29,147       19,508
                                                                       ---------     --------     --------
   Nonperforming assets ............................................   $ 135,191     $ 96,351     $ 94,402
                                                                       =========     ========     ========
   Loans 90 days or more past due and still accruing ...............   $  44,213     $ 41,742     $ 34,648
                                                                       =========     ========     ========
  Asset Quality Ratios:
    Nonaccrual loans and leases as a percentage of loans and leases          .47%         .35%         .41%
    Nonperforming assets as a percentage of:
       Total assets ................................................         .44          .36          .37
       Loans and leases plus foreclosed property ...................         .64          .52          .55
    Net charge-offs as a percentage of average loans and leases ....         .41          .29          .23
    Allowance for losses as a percentage of loans and leases .......        1.32         1.30         1.29
    Ratio of allowance for losses to:
       Net charge-offs .............................................        3.47x        4.68x        5.76x
       Nonaccrual loans and leases .................................        2.78         3.70         3.18

---------
NOTE: Items referring to loans and leases are net of unearned income, gross of the allowance and include loans held for sale.

   * Includes $31.4 million of impaired loans at December 31, 1997 and $27.5 million of impaired loans at December 31, 1996. See Note D in the "Notes to Consolidated Financial Statements."


                                    Table 13

              Composition of Average Deposits and Other Borrowings



                                                  1997                  1996                   1995
                                          --------------------- --------------------- ----------------------
                                                                (Dollars in thousands)
Savings and interest checking ...........  $ 2,022,469      8%   $ 2,202,450      9%   $ 2,404,330      11%
Money rate savings ......................    4,681,160     18      3,899,694     17      3,770,329      16
Other time deposits .....................   10,798,201     42     10,741,425     46      9,827,582      43
                                           -----------     --    -----------     --    -----------      --
Total interest-bearing deposits .........   17,501,830     68     16,843,569     72     16,002,241      70
Noninterest-bearing demand deposits .....    2,549,377     10      2,437,240     10      2,287,079      10
                                           -----------     --    -----------     --    -----------      --
Total deposits ..........................   20,051,207     78     19,280,809     82     18,289,320      80
Short-term borrowed funds ...............    2,773,824     11      2,287,710     10      3,298,396      14
Long-term debt ..........................    2,925,628     11      2,027,683      8      1,303,992       6
                                           -----------     --    -----------     --    -----------      --
Total deposits and other borrowings .....  $25,750,659    100%   $23,596,202    100%   $22,891,708     100%
                                           ===========    ===    ===========    ===    ===========     ===



                                                  % Change
                                          -------------------------
                                             1997 v.      1996 v.
                                              1996         1995
                                          ------------ ------------
Savings and interest checking ...........      (8.2)%      ( 8.4)%
Money rate savings ......................      20.0          3.4
Other time deposits .....................       0.5          9.3
Total interest-bearing deposits .........       3.9          5.3
Noninterest-bearing demand deposits .....       4.6          6.6
Total deposits ..........................       4.0          5.4
Short-term borrowed funds ...............      21.2        (30.6)
Long-term debt ..........................      44.3         55.5
Total deposits and other borrowings .....       9.1%         3.1%
                                               ====        =====

                                   Table 14
                  Net Interest Income and Rate/Volume Analysis
              For the Years Ended December 31, 1997, 1996 and 1995

                                                     Average Balances                        Yield / Rate
                                         ----------------------------------------- --------------------------------
      Fully Taxable Equivalent --             1997          1996          1995        1997       1996       1995
         (Dollars in thousands)          ------------- ------------- ------------- ---------- ---------- ----------
Assets
Securities (1):
 U.S. Treasury, government and
  other (5) ............................ $ 6,930,250   $ 6,507,501   $ 6,465,905   6.78%      6.57%      6.14%
 States and political
  subdivisions .........................     171,975       204,164       235,365   8.75       8.98       9.00
                                         -----------   -----------   -----------   -----      -----      -----
  Total securities (5) .................   7,102,225     6,711,665     6,701,270   6.83       6.64       6.24
Other earning assets (2) ...............      60,042        91,469       154,827   5.47       5.36       5.89
Loans and leases, net of unearned
 income (1)(3)(4)(5) ...................  19,567,114    17,765,208    16,956,554   9.17       9.09       9.23
                                         -----------   -----------   -----------   -----      -----      -----
  Total earning assets .................  26,729,381    24,568,342    23,812,651   8.54       8.41       8.37
                                         -----------   -----------   -----------   -----      -----      -----
  Non-earning assets ...................   1,659,863     1,496,915     1,468,316
                                         -----------   -----------   -----------
   Total assets ........................ $28,389,244   $26,065,257   $25,280,967
                                         ===========   ===========   ===========
Liabilities and Shareholders'
Equity
Interest-bearing deposits:
 Savings and interest-checking ......... $ 2,022,469   $ 2,202,450   $ 2,404,330   1.78       1.89       2.28
 Money rate savings ....................   4,681,160     3,899,694     3,770,329   3.05       2.82       3.11
 Other time deposits ...................  10,798,201    10,741,425     9,827,582   5.51       5.55       5.58
                                         -----------   -----------   -----------   -----      -----      -----
  Total interest-bearing
   deposits ............................  17,501,830    16,843,569    16,002,241   4.42       4.44       4.50
Short-term borrowed funds ..............   2,773,824     2,287,710     3,298,396   5.34       5.31       5.92
Long-term debt .........................   2,925,628     2,027,683     1,303,992   5.82       5.83       6.27
                                         -----------   -----------   -----------   -----      -----      -----
  Total interest-bearing
   liabilities .........................  23,201,282    21,158,962    20,604,629   4.71       4.67       4.84
                                                                                   -----      -----      -----
  Noninterest-bearing demand
   deposits ............................   2,549,377     2,437,240     2,287,079
  Other liabilities ....................     367,038       331,906       338,747
  Shareholders' equity .................   2,271,547     2,137,149     2,050,512
                                         -----------   -----------   -----------
  Total liabilities and
   shareholders' equity ................ $28,389,244   $26,065,257   $25,280,967
                                         ===========   ===========   ===========
Average interest rate spread ...........                                           3.83       3.74       3.53
Net yield on earning assets ............                                           4.45%      4.39%      4.18%
                                                                                   =====      =====      =====
Taxable equivalent adjustment ..........



                                                                                                   1997 v. 1996
                                                                                                -------------------
                                                     Income / Expense                              Change due to
                                         -----------------------------------------             ----------------------
                                                                                     Increase
      Fully Taxable Equivalent --             1997          1996          1995      (Decrease)    Rate       Volume
         (Dollars in thousands)          ------------- ------------- ------------- ----------- ---------- -----------
Assets
Securities (1):
 U.S. Treasury, government and
  other (5) ............................ $  469,969    $  427,380    $ 397,201      $ 42,589   $14,223    $28,366
 States and political
  subdivisions .........................     15,046        18,333       21,173        (3,287)     (460)    (2,827)
                                         ----------    ----------    ---------      --------   -------    --------
  Total securities (5) .................    485,015       445,713      418,374        39,302    13,763     25,539
Other earning assets (2) ...............      3,286         4,902        9,117        (1,616)      102     (1,718)
Loans and leases, net of unearned
 income (1)(3)(4)(5) ...................  1,794,178     1,615,234    1,564,732       178,944    13,828    165,116
                                         ----------    ----------    ---------      --------   -------    --------
  Total earning assets .................  2,282,479     2,065,849    1,992,223       216,630    27,693    188,937
                                         ----------    ----------    ---------      --------   -------    --------
  Non-earning assets ...................
   Total assets ........................
Liabilities and Shareholders'
Equity
Interest-bearing deposits:
 Savings and interest-checking .........     35,997        41,637       54,896        (5,640)   (2,354)    (3,286)
 Money rate savings ....................    142,855       110,078      117,167        32,777     9,445     23,332
 Other time deposits ...................    595,439       596,438      547,928          (999)   (4,142)     3,143
                                         ----------    ----------    ---------      --------   -------    --------
  Total interest-bearing
   deposits ............................    774,291       748,153      719,991        26,138     2,949     23,189
Short-term borrowed funds ..............    148,130       121,442      195,342        26,688       732     25,956
Long-term debt .........................    170,207       118,204       81,772        52,003      (238)    52,241
                                         ----------    ----------    ---------      --------   -------    --------
  Total interest-bearing
   liabilities .........................  1,092,628       987,799      997,105       104,829     3,443    101,386
                                         ----------    ----------    ---------      --------   -------    --------
  Noninterest-bearing demand
   deposits ............................
  Other liabilities ....................
  Shareholders' equity .................
  Total liabilities and
   shareholders' equity ................
Average interest rate spread ...........
Net yield on earning assets ............ $1,189,851    $1,078,050    $ 995,118      $111,801   $24,250    $87,551
                                         ==========    ==========    =========      ========   =======    ========
Taxable equivalent adjustment .......... $   52,858    $   36,146    $  35,041
                                         ==========    ==========    =========



                                                  1996 v. 1995
                                         -----------------------------------
                                                       Change due to
                                          Increase -------------------------
      Fully Taxable Equivalent --        (Decrease)    Rate        Volume
         (Dollars in thousands)         ---------- ------------ ------------
Assets
Securities (1):
 U.S. Treasury, government and
  other (5) ............................$30,179    $27,609      $ 2,570
 States and political
  subdivisions ......................... (2,840)       (38)      (2,802)
                                        -------    -------      -------
  Total securities (5) ................. 27,339     27,571         (232)
Other earning assets (2) ............... (4,215)      (759)      (3,456)
Loans and leases, net of unearned
 income (1)(3)(4)(5) ................... 50,502    (23,281)      73,783
                                        -------    -------      -------
  Total earning assets ................. 73,626      3,531       70,095
                                        -------    -------      -------
  Non-earning assets ...................
   Total assets ........................
Liabilities and Shareholders'
Equity
Interest-bearing deposits:
 Savings and interest-checking .........(13,259)    (8,910)      (4,349)
 Money rate savings .................... (7,089)   (11,009)       3,920
 Other time deposits ................... 48,510     (2,242)      50,752
                                        -------    -------      -------
  Total interest-bearing
   deposits ............................ 28,162    (22,161)      50,323
Short-term borrowed funds ..............(73,900)   (18,680)     (55,220)
Long-term debt ......................... 36,432     (6,115)      42,547
                                        -------    -------      -------
  Total interest-bearing
   liabilities ......................... (9,306)   (46,956)      37,650
                                        -------    -------      -------
  Noninterest-bearing demand
   deposits ............................
  Other liabilities ....................
  Shareholders' equity .................
  Total liabilities and
   shareholders' equity ................
Average interest rate spread ...........
Net yield on earning assets ............$82,932    $50,487      $32,445
                                        =======    =======      =======
Taxable equivalent adjustment ..........

-------
(1) Yields related to securities, loans and leases exempt from both federal and state income taxes, federal income taxes only or state income taxes only are stated on a taxable equivalent basis assuming tax rates in effect for the periods presented.

(2) Includes Federal funds sold and securities purchased under resale agreements or similar arrangements.

(3) Loan fees, which are not material for any of the periods shown, have been included for rate calculation purposes.

(4) Nonaccrual loans have been included in the average balances. Only the interest collected on such loans has been included as income.

(5) Includes assets which were held for sale or available for sale at amortized cost and trading securities at estimated fair value.

                                   Table 15

                              Noninterest Income



                                                                                        % Change
                                                                                  --------------------
                                                   Years Ended December 31,
                                              -----------------------------------  1997 v.    1996 v.
                                                  1997        1996        1995       1996      1995
                                              ----------- ----------- ----------- --------- ----------
                                                    (Dollars in thousands)
Service charges on deposits .................  $148,844    $132,809    $ 114,108     12.1%      16.4%
Mortgage banking income .....................    50,383      40,218       31,497     25.3       27.7
Trust income ................................    31,957      28,794       23,872     11.0       20.6
Agency insurance commissions ................    40,148      27,541       19,874     45.8       38.6
Other insurance commissions .................    13,164      12,822       12,384      2.7        3.5
Securities gains (losses), net ..............     3,164       3,179      (19,472)   (  .5)      NM
Bankcard fees and merchant discounts ........    22,705      18,435       16,207     23.2       13.7
Investment brokerage commissions ............    19,908      17,069       10,103     16.6       68.9
Other bank service fees and commissions .....    43,364      27,254       22,334     59.1       22.0
International income ........................     3,685       3,206        2,895     14.9       10.7
Amortization of negative goodwill ...........     6,180       6,238        6,239    (  .9)        --
Other noninterest income ....................    72,399      21,924       15,238    230.2       43.9
                                               --------    --------    ---------
   Total noninterest income .................  $455,901    $339,489    $ 255,279     34.3%      33.0%
                                               ========    ========    =========    =====       ====

---------
NM -- not meaningful.

                                    Table 16

                              Noninterest Expense



                                                                                                           % Change
                                                                                                    ----------------------
                                                                     Years Ended December 31,
                                                                -----------------------------------  1997 v.     1996 v.
                                                                    1997        1996        1995       1996       1995
                                                                ----------- ----------- ----------- --------- ------------
                                                                      (Dollars in thousands)
Salaries and wages ............................................  $366,534    $321,720    $356,269      13.9%      ( 9.7)%
Pension and other employee benefits............................    92,960      76,125      77,868      22.2       ( 2.3)
Net occupancy expense on bank premises ........................    77,535      57,662      61,120      34.5       ( 5.7)
Furniture and equipment expense ...............................    83,404      67,490      67,550      25.1       ( 1.3)
Federal deposit insurance premiums ............................     5,096      49,995      28,224     (89.8)       77.1
Foreclosed property expense ...................................     3,289       2,531       3,745      29.9       (32.4)
Amortization of intangibles and mortgage servicing rights .....    24,370      15,218      11,902      60.1        27.9
Software ......................................................    14,219      11,074      12,479      28.4       (11.3)
Telephone .....................................................    18,308      16,005      15,159      14.4         5.6
Donations .....................................................     6,740       6,007       7,740      12.2       (22.4)
Advertising and public relations ..............................    26,514      24,309      16,643       9.1        46.1
Travel and transportation .....................................     8,693       7,372       7,193      17.9         2.5
Professional services .........................................    46,072      26,080      24,277      76.7         7.4
Supplies ......................................................    15,410      14,486      20,534       6.4       (29.5)
Loan and lease expense ........................................    41,237      32,186      24,888      28.1        29.3
Deposit related expense .......................................    16,806      14,280      12,875      17.7        10.9
Other noninterest expenses ....................................   107,644      72,170      69,852      49.2         3.3
                                                                 --------    --------    --------
   Total noninterest expense ..................................  $954,831    $814,710    $818,318      17.2%      ( 0.4)%
                                                                 ========    ========    ========     =====       =====

                                   Table 17

                     Interest Rate Sensitivity Gap Analysis
                               December 31, 1997



                                                                         Expected Repricing or Maturity Date
                                                     ---------------------------------------------------------------------------
                                                          Within          One to         Three to      After Five
                                                         One Year       Three Years     Five Years       Years         Total
                                                     --------------- ---------------- -------------- ------------- -------------
                                                                               (Dollars in thousands)
Assets
 Securities and other interest-earning assets* .....  $  1,711,150     $  2,464,259     $2,187,452    $1,048,568    $ 7,411,429
 Federal funds sold and securities purchased
   under resale agreements or similar
   arrangements ....................................       103,245               --             --            --        103,245
 Loans and leases** ................................    13,402,945        4,452,131      2,097,135       981,218     20,933,429
                                                      ------------     ------------     ----------    ----------    -----------
Total interest-earning assets ......................    15,217,340        6,916,390      4,284,587     2,029,786     28,448,103
                                                      ------------     ------------     ----------    ----------    -----------
Liabilities
 Other time deposits ...............................     7,674,481        1,843,570        248,826        12,717      9,779,594
 Foreign deposits ..................................     1,385,633               --             --            --      1,385,633
 Savings and interest checking*** ..................            --          999,337        354,660       354,660      1,708,657
 Money rate savings*** .............................     2,651,470        2,589,585             --            --      5,241,055
 Federal funds purchased and securities sold
   under repurchase agreements or similar
   arrangements ....................................     2,156,673               --             --            --      2,156,673
 Long-term debt and other borrowings ...............     2,750,840          590,059        681,630       672,492      4,695,021
                                                      ------------     ------------     ----------    ----------    -----------
Total interest-bearing liabilities .................    16,619,097        6,022,551      1,285,116     1,039,869    $24,966,633
                                                      ------------     ------------     ----------    ----------    ===========
Asset-liability gap ................................    (1,401,757)         893,839      2,999,471       989,917
                                                      ------------     ------------     ----------    ----------
Derivatives affecting interest rate sensitivity:
 Pay fixed interest rate swaps .....................       247,943         (220,726)       (19,417)       (7,800)
 Receive fixed interest rate swaps .................    (1,025,000)         525,000             --       500,000
 Caps and floors ...................................      (665,000)         605,000             --        60,000
                                                      ------------     ------------     ----------    ----------
                                                        (1,442,057)         909,274        (19,417)      552,200
                                                      ------------     ------------     ----------    ----------
Interest rate sensitivity gap ......................  $ (2,843,814)    $  1,803,113     $2,980,054    $1,542,117
                                                      ============     ============     ==========    ==========
Cumulative interest rate sensitivity gap ...........  $ (2,843,814)    $ (1,040,701)    $1,939,353    $3,481,470
                                                      ============     ============     ==========    ==========

---------
*  Securities based on amortized cost.

** Loans and leases include loans held for sale and are net of unearned income.


*** Projected runoff of non-maturity deposits was computed based upon decay rate assumptions developed by bank regulators to assist banks in addressing FDICIA rule 305.

                                    Table 18

                    Interest Sensitivity Simulation Analysis



                              Annualized
  Interest                   Hypothetical
    Rate                      Percentage
  Scenario                    Change in
-----------      Prime       Net Interest
   Linear         Rate          Income
-----------   -----------   -------------
+ 3.00%           11.50%         -2.34%
+ 1.50            10.00          -1.88
    Flat           8.50           -.20
- 1.50             7.00           .46
- 3.00             5.50           .60

                                   Table 19

                        Capital -- Components and Ratios



                                                 December 31,
                                        -------------------------------
                                              1997            1996
                                        --------------- ---------------
                                            (Dollars in thousands)
          Tier 1 capital ..............   $ 2,115,402     $ 2,118,249
          Tier 2 capital ..............       752,160         469,814
                                          -----------     -----------
          Total regulatory capital ....   $ 2,867,562     $ 2,588,063
                                          ===========     ===========
          Risk-based capital ratios:
           Tier 1 capital .............          10.3%           11.8%
           Total regulatory capital ...          14.0            14.5
           Tier 1 leverage ratio ......           7.2             7.9

                                    Table 20

                         Quarterly Common Stock Summary



                                             1997                                            1996
                        ----------------------------------------------- ----------------------------------------------
                                   Sales Prices                                    Sales Prices
                        -----------------------------------  Dividends  -----------------------------------  Dividends
                            High        Low         Last        Paid        High        Low         Last       Paid
                        ----------- ----------- ----------- ----------- ----------- ----------- ----------- ----------
Quarter Ended:
 March 31 .............  $  40.75    $  35.25    $  37.25     $  .27     $  29.75    $  25.88    $  27.75     $  .23
 June 30 ..............     47.13       35.75       45.00        .27        31.75       28.88       31.75        .23
 September 30 .........     55.13       45.31       53.44        .31        33.88       28.63       33.25        .27
 December 31 ..........     65.00       51.94       64.06        .31        36.75       33.38       36.25        .27
   Year ...............     65.00       35.25       64.06       1.16        36.75       25.88       36.25       1.00

                                    Table 21

                          Quarterly Financial Summary



                                                                        1997
                                           ---------------------------------------------------------------
                                                Fourth          Third           Second          First
                                               Quarter         Quarter         Quarter         Quarter
                                           --------------- --------------- --------------- ---------------
                                                    (Dollars in thousands, except per share data)
Consolidated Summary of Operations:
 Net interest income FTE .................   $   303,394     $   300,716     $   301,245     $   284,496
 FTE adjustment ..........................        15,223          14,169          13,039          10,427
 Provision for loan and lease losses .....        29,796          21,745          24,865          21,120
 Securities gains (losses), net ..........         1,306             991            (933)          1,800
 Other noninterest income ................       109,396         149,204          97,788          96,349
 Noninterest expense .....................       239,460         311,517         205,180         198,674
 Provision for income taxes ..............        41,800          38,786          53,155          52,346
                                             -----------     -----------     -----------     -----------
 Net income ..............................   $    87,817     $    64,694     $   101,861     $   100,078
                                             ===========     ===========     ===========     ===========
 Diluted net income per share ............   $       .61     $       .45     $       .71     $       .69
                                             ===========     ===========     ===========     ===========
Selected Average Balances:
 Assets ..................................   $29,402,237     $28,647,083     $28,305,003     $27,175,348
 Securities, at amortized cost ...........     7,213,182       7,209,155       7,157,151       6,823,961
 Loans and leases * ......................    20,287,804      19,735,137      19,487,514      18,739,135
 Total earning assets ....................    27,580,097      26,984,200      26,705,385      25,623,542
 Deposits ................................    20,070,938      20,051,872      20,307,748      19,770,969
 Short-term borrowed funds ...............     3,154,831       2,900,917       2,676,482       2,352,858
 Long-term debt ..........................     3,406,587       3,109,329       2,709,641       2,464,586
 Total interest-bearing liabilities ......    23,991,016      23,485,509      23,144,675      22,160,695
 Shareholders' equity ....................     2,285,107       2,263,096       2,280,193       2,257,577



                                                                        1996
                                           ---------------------------------------------------------------
                                                Fourth          Third           Second          First
                                               Quarter         Quarter         Quarter         Quarter
                                           --------------- --------------- --------------- ---------------
                                                    (Dollars in thousands, except per share data)
Consolidated Summary of Operations:
 Net interest income FTE .................   $   279,769     $   270,594     $   268,428     $   259,259
 FTE adjustment ..........................         9,755           8,831           8,967           8,593
 Provision for loan and lease losses .....        18,384          15,105          15,123          13,634
 Securities gains (losses), net ..........         2,756             719             (95)           (201)
 Other noninterest income ................        88,470          84,774          83,700          79,366
 Noninterest expense .....................       206,088         231,575         189,928         187,119
 Provision for income taxes ..............        43,614          32,069          46,204          43,761
                                             -----------     -----------     -----------     -----------
 Net income ..............................   $    93,154     $    68,507     $    91,811     $    85,317
                                             ===========     ===========     ===========     ===========
 Diluted net income per share ............   $       .65     $       .47     $       .63     $       .59
                                             ===========     ===========     ===========     ===========
Selected Average Balances:
 Assets ..................................   $26,876,912     $26,289,524     $25,745,032     $25,338,176
 Securities, at amortized cost ...........     7,020,516       6,988,777       6,448,692       6,382,338
 Loans and leases * ......................    18,111,296      17,777,119      17,767,591      17,400,892
 Total earning assets ....................    25,278,022      24,804,612      24,294,127      23,886,314
 Deposits ................................    19,801,709      19,518,321      19,017,910      18,776,963
 Short-term borrowed funds ...............     2,125,122       2,213,054       2,357,912       2,442,939
 Long-term debt ..........................     2,439,596       2,104,323       1,926,486       1,649,376
 Total interest-bearing liabilities ......    21,829,871      21,400,154      20,883,996      20,528,360
 Shareholders' equity ....................     2,197,266       2,117,256       2,103,544       2,130,088

---------
* Loans and leases are net of unearned income and include loans held for sale.